October 20, 2022 Third Quarter 2022 Results Exhibit 99.3

Forward-Looking Statements This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth; (2) deposit growth, pricing, and betas; (3) net interest income and net interest margin; (4) revenue growth; (5) non- interest expense; (6) credit trends and key credit performance metrics; (7) capital position; (8) our future operating and financial performance; (9) our strategy and initiatives for future revenue growth, balance sheet management, capital management, expense savings, and technology; (10) our effective tax rate; and (11) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non- interest revenue; adjusted non-interest expense; adjusted tangible efficiency ratio; tangible common equity ratio, and adjusted pre-provision net revenue (PPNR) x Payment Protection Plan (PPP) revenue. The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; return on average assets; return on average common equity; total non-interest revenue; total non-interest expense; efficiency ratio-TE; total shareholders' equity to total assets ratio; and PPNR, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue is a measure used by management to evaluate non-interest revenue exclusive of net investment securities gains (losses) and fair value adjustment on non-qualified deferred compensation. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio is used by management and bank regulators to assess the strength of our capital position. Adjusted PPNR x PPP revenue is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons including PPP revenue. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. ©2022 Synovus. All Rights Reserved. 2 2

Third Quarter 2022 Financial Highlights • Net Income(1) growth of 9% YoY ◦ PPNR(2) of $288 million, a 24% YoY increase ◦ Total revenue of $582 million, a 16% YoY increase ▪ Net interest income growth of 24% YoY • Loan growth of $1.4 billion, or 3% QoQ ◦ Growth is diversified across asset classes and commercial business lines • Total deposits down $1.3 billion, or 3% QoQ ◦ Account diminishment(3) drove deposit declines despite QoQ increases in net deposit production • Credit quality metrics continue to remain strong ◦ Charge-off ratio of 0.04% at historically low levels ◦ NPA/NPL and Criticized and Classified ratios remained stable quarter over quarter ◦ ACL ratio stable at 1.13% • Maintained CET1 ratio of 9.51% ◦ Robust capital generation used to support client loan growth Key Performance Metrics Reported Adjusted(4) Net Income Available to Common Shareholders(5) $194,753 $195,481 Diluted Earnings Per Share $1.33 $1.34 Return on Average Assets 1.39% 1.39% Return on Average Tangible Common Equity 21.3% 21.4% Efficiency Ratio-TE(6) 50.4% 50.0% Balance Sheet (Period-end, $ in millions) Total Loans, Net of Unearned $42,571 Deposits $47,698 (1) Available to common shareholders; (2) Pre-provision net revenue equals total revenue less non interest expense (3) Diminishment refers to accounts that remain open despite balance declines; (4) Non-GAAP financial measure; see appendix for applicable reconciliation; (5) In thousands; (6) Taxable equivalent; (7) Adjusted tangible efficiency ratio. 3 (7)

SYNOVUS

Total Loans

$42.6 billion

Summary

- 13% annualized loan growth QoQ
  - Continued high credit quality commercial production, slowdown in CRE payoffs and an increase in the C&I utilization rate contributed to higher balances
  - Higher utilization from C&I commitments existing at the end of 2Q22 contributed ~$170 million to 3Q22 loan growth
  - Deceleration in CRE payoffs relative to 1H22 levels contributed ~$350 million to loan growth in 3Q22
- All business segments contributed to QoQ growth

Continued Loan Growth Momentum

QoQ Annualized % Change in Loans, ex. PPP



10%
14%
11%
12%
14%
3Q21
4Q21
1Q22
2Q22
3Q22

Loan Growth Attribution

Change in Ending Loan Balances
($ in millions)



$41,205
$785
$434
$148
$42,571
2Q22
CRE
C&I
Consumer(1)
3Q22

Total C&I Revolving Commitments and Line Utilization

($ in millions)



46.1%
47.1%
47.3%
$12,373
$13,301
$13,873
1Q22
2Q22
3Q22
Total Commitments
C&I Line Utilization

Amounts may not total due to rounding; (1) Includes changes in third-party consumer balances.

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SYNOVUS

Total Deposits

$47.7 billion

Summary

- Total deposits declined $1.3 billion, or 3% QoQ
- Consumer non-interest bearing (NIB) deposits increased QoQ while seasonality and excess liquidity deployment led to commercial NIB decline
- Non-bank deposit alternatives contributed to diminishment[(1)] in consumer and commercial interest bearing[(2)] accounts
- Continued to see strong levels of new balance production, the result of focused relationship deepening and new customer acquisition

QoQ Change in Ending Balances



($ in millions)
Consumer Deposits
Total Deposits $(742)
Non-interest Bearing $24
Interest Bearing(2) $(766)
Commercial Deposits (Ex Public Funds)
Total Deposits $(1,156)
Non-interest Bearing $(431)
Interest Bearing (2) $(723)
Public Funds $(314)
Brokered $875

15% Total Deposit Beta Through September

4Q21 vs. Month of September 2022



Fed Target Average
+250 bps
0.25%
2.37%
2.75%
4Q21
3Q22
Sept 22



Total Deposit Cost
+38 bps
0.12%
0.38%
0.50%
4Q21
3Q22
Sept 22

Amounts may not total due to rounding; (1) Diminishment refers to accounts that remain open despite balance declines; (2) Interest bearing deposit accounts include savings, NOW, MMA, and time.

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55% 54% 55% 58% 59% 60% 61% 4Q16 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 $385 $425 $478 3.01% 3.22% 3.49% Net Interest Income Net Interest Margin 3Q21 2Q22 3Q22 3.49% 3.22% 0.05% 0.53% (0.19)% (0.13)% 0.03% 2Q22 Cash/Securities Yields Loan Yields Deposit Cost Wholesale Funding Other 3Q22 Net Interest Income NII Growth NIM Expansion ($ in millions) 3Q22 NIM: Primary Drivers of Change(1) Amounts may not total due to rounding; (1) Estimated impact; (2) Excluding brokered deposits which are included in wholesale funding; (3) 'Other' includes various unattributed items. 6 $478 million (2) Summary • NII growth of $93 million or 24% YoY ◦ Growth of $53 million or 12% QoQ • NII was supported by both loan growth and net interest margin expansion ◦ Margin expansion of 27 bps QoQ, aided by higher interest rates and deposit pricing discipline (3) Floating Rate Loan Portfolio Mix

SYNOVUS

Non-Interest Revenue

$104 million

Summary

- Card fees down QoQ due to seasonal trends, however up YoY due to account growth and increased spend levels
- Wealth Revenue increased 5% YoY
  - Non-market based advisory fees and short-term cash management products drove fee income
- Net Mortgage Revenue continues to be impacted by the challenging residential mortgage environment

Fee Income

($ in millions)	3Q22	QoQ Δ	YoY Δ
Core Banking Fees[1]	$44	(3)%	0%
Wealth Revenue[2]	$39	2%	5%
Capital Markets Income	$7	(7)%	(15)%
Net Mortgage Revenue	$5	30%	(55)%
Total Other Income[3]	$11	83%	(23)%
Total Adjusted Non-Interest Revenue[4]	**$105**	**5%**	**(8)%**
Total Non-Interest Revenue	**$104**	**7%**	**(9)%**

Wealth Management and Card Fees Remain Strong

($ in millions)



5%
14%
$37
$39
$13
$15
Wealth Management Fees
Card Fees
3Q21
3Q22

Amounts may not total due to rounding; (1) Include service charges on deposit accounts, card fees, letter of credit fees, ATM fee income, line of credit non-usage fee, gains (losses) from sales of SBA loans, and miscellaneous other service charges; (2) Consists of fiduciary/asset management, brokerage, and insurance revenues; (3) Includes earnings on equity method investments, income from BOLI, and other miscellaneous income; (4) Non-GAAP financial measure; see appendix for applicable reconciliation.

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SYNOVUS

Non-Interest Expense

$294 million

Summary

- Employment expense increases largely the result of higher salaries and performance based incentives
- YoY increase in Other Expense reflects resumption of normal business activities post-COVID, operating costs directly related to realized revenue growth and investments in new growth initiatives

Expense

($ in millions)	3Q22	QoQ Δ	YoY Δ
Total Employment	$174	6%	9%
Total Other	$76	0%	21%
Total Occupancy, Equipment, and Software	$43	1%	0%
Total Adjusted Non-Interest Expense[1]	**$294**	**4%**	**10%**
Total Non-Interest Expense	**$294**	**5%**	**10%**

QoQ Cost Drivers

($ in millions)



$284
$4
$3
$3
$1
$294
Adjusted 2Q22
Performance Related Expense(2)
New Business Initiatives(3)
Hiring/ Compensation
Other
Adjusted 3Q22

YoY Cost Drivers

($ in millions)



$267
$9
$8
$5
$2
$3
$294
Adjusted 3Q21
Performance Related Expense(2)
Hiring/ Compensation
New Business Initiatives(3)
Infrastructure Expenses(4)
Other
Adjusted 3Q22

Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Performance related expense includes loan origination, FDIC expense, travel and entertainment, and incentives; (3) New business initiatives includes Maast, CIB, and expense related to other new growth initiatives; (4) Expenses associated with technology and operational upgrades; these expenses are included in 'Other' on the QoQ comparison chart.

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NPA, NPL and Past Due Ratios $535 $469 $462 $458 $479 1.40% 1.19% 1.15% 1.11% 1.13% Allowance for Credit Losses ACL Coverage Ratio 3Q21 4Q21 1Q22 2Q22 3Q22 0.45% 0.40% 0.40% 0.33% 0.32% 0.41% 0.33% 0.33% 0.26% 0.29% 0.16% 0.15% 0.11% 0.14% 0.15% NPA Ratio NPL Ratio Total Past Dues > 30 Days Ratio 3Q21 4Q21 1Q22 2Q22 3Q22 $(8) $(55) $11 $13 $26$21 $11 $19 $17 $5 Provision for Credit Losses Net Charge-Offs 3Q21 4Q21 1Q22 2Q22 3Q22 Allowance for Credit Losses Amounts may not total due to rounding. 9 ($ in millions)($ in millions) 0.22% 0.11% 0.19% 0.16% 0.04%NCO Ratio:344% 358% 350% 420% 393%ACL to NPLs: • Stable overall credit metrics • Net Charge-offs remain at historic lows • ACL stable as loan portfolio credit improvements were offset by higher probability of downside economic scenarios Summary Credit Quality Provision and Net Charge-Offs

9.51%9.46% 0.39% (0.27)% (0.10)% 0.00% 0.03% Beginning CET1 Ratio (2Q22) Net Income Available to Common Shareholders Risk-Weighted Assets Common Dividends Share Repurchases Other Ending CET1 Ratio (3Q22) 9.58% 9.46% 9.51% Common Equity Tier 1 Tier 1 Tier 2 3Q21 2Q22 3Q22 Summary Capital Metrics Capital Ratios Capital Deployment Targeted Towards Organic Growth Amounts may not total due to rounding; (1) 3Q22 capital ratios are preliminary; (2) Includes changes in intangible assets and applicability of deferred tax assets. 10 (1) 10.56% 12.92% 12.43% 10.79% Total payout ratio: 25% (1) (2) • Stable capital ratios in 3Q22 as capital generated through earnings retained for core client growth • In 4Q22, expect to build capital through continued strong earnings and slower pace of loan growth ◦ In the current economic environment, plan to manage CET1 in the upper half of the established operating range of 9.25% to 9.75% 12.44% 10.58%

2022 Updated Guidance (1) Guidance provided during July 21, 2022 earnings call; (2) The 2021 baseline number for loan growth (ex. PPP) is $38.9 billion; (3) The 2021 adjusted revenue baseline number is $1.984 billion less PPP revenue of $95 million, or $1.889 billion; PPP revenue estimate of $14 million for 2022 ($13 million recognized through 3Q22); (4) The 2021 baseline number for adjusted non-interest expense is $1.087 billion; (5) Non-GAAP financial measure; see appendix for applicable reconciliation; (6) The 2021 baseline number for the PPNR calculation is 2021 adjusted revenue of $1.984 billion less PPP revenue of $95 million (PPP revenue estimate of $14 million for 2022); the 2021 baseline number for adjusted NIE is $1.087 billion. 11 Latest Guidance(1) Updated Loan Growth (ex. PPP)(2) Adjusted Revenue Growth (ex. PPP)(3)(5) Adjusted NIE Growth(4)(5) Adjusted PPNR Growth (ex. PPP)(5)(6) Ending CET1 Ratio Synovus Forward Effective Tax Rate At or above 8% Considerably above 11 % At or slightly above 6% Mid-20% 9.25% to 9.75% $175MM run-rate benefit by year-end 21% to 23% 15% - 16% ~ 11% 7% - 8% 25% - 27% 9.50% to 9.75% On track to achieve 21% to 22%

Appendix

Growth Initiatives Update 13 • Onboarding end-users with first pilot client • Testing and capability enhancements will continue through 2022 • Full product launch expected in first half of 2023 Syndicated Finance • Traction across our Wholesale and CIB sub-business lines • Planning to expand talent and augment technology in 2023 Treasury & Payment Solutions • Enhanced Foreign Exchange (FX) platform expected to launch in 4Q22 • MVP for Integrated Payments targeted for early 2023 Middle Market • Increased producer headcount 20%+ since the beginning of the year • Continue to focus on build-out in high growth markets (Central and South Florida, Atlanta, Nashville) Restaurant Vertical • QSR-focused funded loan balances greater than $500 million as of 3Q22 Financial Institutions (FIG) Technology, Media, and Communications (TMC) Healthcare Services Practice Leader in place Practice Leader in place Practice Leader in place • Closed first transactions in 3Q22 • Current CIB loan pipeline of more than $100mm Senior credit executive, managing director of DCM, and several credit and product support staff onboarded Corporate & Investment Banking (CIB)

($ in thousands) Allowance for Credit Losses ACL/Loans: Economic Scenario Assumptions and Weightings 1.11% 1.13% 1 $479,295 $458,396 $17,106 $13,086 $(11,829) $2,536 2Q22 Economic Factors Growth Performance Other Factors 3Q22 14 (1) (1) Other factors include the impact of dispositions, sub-pool changes, etc.; (2) Downside scenarios carry a total weighting of 70%, and correspond to Moody's August 2022 "S5" Slow Growth scenario and "S3" Downside 90th Percentile scenario; (3) Upside refers to Moody's August 2022 "S1" Upside 10th Percentile scenario; (4) 3rd quarter model estimates. 3rd Quarter Change from 2022(4) 2023(4) Scenario Model Weighting Previous Quarter GDP Unemployment GDP Unemployment Slow Growth(2) 55% +10% 1.6% 3.7% 1.0% 4.7% Consensus Baseline 25% -10% 1.7% 3.6% 1.3% 3.9% Downside(2) 15% NC 1.5% 4.2% (1.9)% 7.3% Upside(3) 5% NC 1.9% 3.6% 4.2% 3.3%

46.3% 45.3% 41.5% 35.7% 31.2% 6.7% 12.8% 18.1% 2.7% 2.9%8.6% 8.7% 8.3% 8.6% 8.3% 44.7% 42.3% 41.3% 40.2% 39.5% 3.97% 3.88% 3.76% 3.92% 4.60% LIBOR SOFR BSBY/Other Prime Fixed rate Yield 3Q21 4Q21 1Q22 2Q22 3Q22 Earning Assets Composition $10,494 $10,992 $11,158 $11,014 $11,077 1.45% 1.52% 1.68% 1.81% 1.93% Securities Yield 3Q21 4Q21 1Q22 2Q22 3Q22 $4,100 $4,750 $5,250 $4,250 $4,250 $4,100 $3,100 $3,100 $3,100 $2,350 1.21% 1.30% 1.39% 1.42% 1.42% 1.42% 1.37% 1.37% 1.37% 1.50% Notional Effective Rate 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 (1) Represents Total Notional outstanding of cash-flow loan hedges, along with the estimated effective fixed-rate for the respective period; (2) Amortized cost. 15 0.4% 1.5% 2.2% 2.2% ($ in millions) Loan Hedge Portfolio(1) Loan Portfolio Rate Mix and Yield Total Securities Portfolio Size(2) 4.3% 3.1% 1.9% 0.6% ~30% ~40% ~50% ~60% NII Sensitivity: +100 bps Scenario N II Se ns it iv it y vs . C yc le B et a Total Deposit Beta:

2Q22 3Q22 September 2022 ($ in millions; rates annualized) Avg. Balance Avg. Rate Avg. Balance Avg. Rate Avg. Rate Non-interest-bearing $16,960 N/A $16,904 N/A N/A Interest-bearing non-maturity (NMD) $26,348 0.16% $25,357 0.42% 0.51% Time $2,830 0.24% $2,270 0.42% 0.55% Brokered $2,879 0.88% $3,900 1.82% 2.27% Total interest-bearing $32,056 0.23% $31,527 0.59% 0.76% Total deposits $49,016 0.15% $48,431 0.38% 0.50% Average Deposit Costs 16

Loan Portfolio by Category

SYNOVUS

Consumer Portfolio - $9.1 billion

- Weighted average credit score of 792 and 778 for Home Equity and Mortgage, respectively
- Weighted average LTV of 73.6% and 73.1% for Home Equity and Mortgage, respectively[1]



Resi. Constr, Dev, Land 1.3%
Consumer Non-R/E 5.2%
Consumer R/E Related 16.1%
Other CRE Prop. Types 6.4%
Multi-Family 6.9%
Office Bldg. 6.9%
Shopping Centers 3.4%
Hotel 4.0%
C&I Specialty Lending(2) 22.9%
Middle Market & Commercial Banking 26.9%
Consumer
CRE
C&I

CRE Portfolio - $12.3 billion

- 92% are income-producing properties
- Diversity among property types and geographies

C&I Portfolio - $21.2 billion

- Specialty lending[2] is well-diversified among multiple lines-of-business
- C&I industry mix aligned with economic and demographic drivers

Portfolio Characteristics	Consumer	CRE	C&I
NPL Ratio	0.49%	0.08%	0.32%
QTD Net Charge-off Ratio (annualized)	0.23%	(0.01)%	0.00%
30+ Days Past Due Ratio	0.45%	0.02%	0.10%
90+ Days Past Due Ratio	0.02%	0.00%	0.01%

Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 9/30/2022 commitment amount and any existing senior lien; (2) Specialty lending is primarily comprised of our senior housing portfolio, national accounts, structured lending (primarily lender finance) and insurance premium finance.

17

SYNOVUS

Commercial Real Estate

Composition of 3Q22 CRE Portfolio

Total Portfolio $12.3 billion



Office Building
Multi-Family
Hotels
Shopping Center
Other Investment Properties
Warehouses
1-4 Family Perm/Mini-Perm
1-4 Family Construction
Residential Development
Land Acquisition
Commercial Development
24.0%
24.0%
13.9%
11.7%
10.1%
7.7%
3.2%
2.0%
1.0%
1.6%
0.7%

Investment Properties portfolio represent 92% of total CRE portfolio

- The portfolio is well diversified among property types
- Credit quality in Investment Properties portfolio remains excellent

CRE Credit Quality

- 0.08% NPL Ratio
- (0.01)% Net Charge-Off Ratio (annualized)
- 0.02% 30+ Day Past Due Ratio
- 0.00% 90+ Day Past Due Ratio

	Investment Properties						Land, Development and Residential Properties	
Portfolio Characteristics (as of September 30, 2022)	Office Building	Multi-family	Shopping Centers	Hotels	Other Investment Properties	Warehouse	Residential Properties[1]	Development & Land
Balance (in millions)	$2,946	$2,949	$1,441	$1,712	$1,246	$944	$640	$410
Weighted Average LTV[2]	54.5%	54.8%	52.5%	56.0%	57.1%	54.0%	N/A	N/A
NPL Ratio	0.03%	0.09%	0.05%	0.00%	0.05%	0.02%	0.48%	0.41%
Net Charge-off Ratio (annualized)	0.00%	0.00%	(0.01)%	0.00%	(0.04)%	0.00%	(0.01)%	(0.10)%
30+ Days Past Due Ratio	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.22%	0.03%
90+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes); (2) LTV calculated by dividing most recent appraisal (typically at origination) on non-construction component of portfolio by the 9/30/22 commitment amount.

18

C&I Portfolio Credit Indicator 3Q22 NPL Ratio 0.32% Net Charge-off Ratio (annualized) 0.00% 30+ Days Past Due Ratio 0.10% 90+ Days Past Due Ratio 0.01% • Wholesale Bank (includes Large Corporate, Middle Market, and Specialty Lines) represents 71% of C&I balances • Finance/Insurance predominantly represented by secured lender finance portfolio • Senior Housing consists of 85% private pay facilities Diverse Industry Exposure Total C&I Portfolio $21.2 billion 16.0% 14.7% 6.7% 6.7% 6.5% 5.7% 5.6% 5.1% 5.1% 4.5% 4.5% 4.0% 3.6% 2.9% 2.1% 2.0% 1.9% 1.2% 1.2% Finance/Insurance Senior Housing Health Care Manufacturing Accom. & Food Svcs. Wholesale Trade R/E Other Retail Trade Construction Prof., Scientific, Tech. Svcs. Other Services Transport/Warehousing R/E Leasing All Other Arts, Entertainment, & Rec. Educational Svcs. Public Administration Ag, Forestry, Fishing Admin., Support, Waste Mgmt. Amounts may not total due to rounding; (1) These segments are not two digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing. 19 (1) (1) (1)

Consumer Portfolio Credit Indicator 3Q22 NPL Ratio 0.49% Net Charge-off Ratio (annualized) 0.23% 30+ Days Past Due Ratio 0.45% 90+ Days Past Due Ratio 0.02% • 76% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average consumer card utilization rate is 22% Total Consumer Portfolio $9.1 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 3Q22 Originations 789 768 Weighted Average Credit Score of Total Portfolio 792 778 Weighted Average LTV(1) 73.6% 73.1% Average DTI(2) 34.2% 32.1% Utilization Rate 37.7% N/A 57.0% 18.8% 17.4% 4.6% 2.2% Consumer Mortgage Home Equity Third-Party Other Consumer Credit Card Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 9/30/2022 commitment amount and any existing senior lien; (2) Average DTI of 3Q22 originations. Consumer Credit Quality 20

Third-Party Consumer 10.23% Core Transaction Deposits $1,721 $1,644 $1,618 $1,601 $1,580 $399 $642 $612 $841 $639 Held-for-Investment (HFI) Held-for-Sale (HFS) 3Q21 4Q21 1Q22 2Q22 3Q22 37% 10% 28% 24% Auto/RV/Marine Home Improvement Personal Student HFI Portfolio Composition 3Q22 ($ in millions) Auto/RV/ Marine Home Improvement Personal Student Loan Balance $590 $160 $447 $383 Weighted Avg. FICO Score 749 767 751 778 NPL Ratio 0.49% nm 0.26% 0.10% Net Charge-off Ratio (annualized) 0.78% nm 1.30% 0.34% 30+ Day Past Due Ratio 2.23% nm 0.69% 0.09% • Diversity among asset types; primarily fixed-rate loans • Credit Quality for HFI loans: ◦ Weighted Average FICO of 759 ◦ NPL Ratio of 0.28% ◦ Annualized Net Charge-off Ratio of 0.74% ◦ 30+ Day Past Due Ratio of 1.18% ($ in millions) 21Note: "nm" -- credit metrics not meaningful due to application of credit enhancements. Amounts may not total due to rounding.

Risk Distribution ($ in millions) Composition Change Risk Category 3Q22 2Q22 3Q22 vs. 2Q22 Passing Grades $41,643 $40,291 $1,352 Special Mention 389 392 (3) Substandard Accruing 418 413 5 Non-Performing Loans 122 109 13 Total Loans $42,572 $41,205 $1,367 Amounts may not total due to rounding. 22 $1,222 $1,028 $1,032 $914 $929 3.2% 2.6% 2.6% 2.2% 2.2% Criticized and Classified Loans % of Total Loans 3Q21 4Q21 1Q22 2Q22 3Q22 Portfolio Risk DistributionCriticized & Classified Loans

3Q21 4Q21 1Q22 2Q22 3Q22 Financial Performance Diluted EPS $1.21 $1.31 $1.11 $1.16 $1.33 Net interest margin 3.01% 2.96% 3.00% 3.22% 3.49% Efficiency ratio-TE 53.34% 57.85% 54.66% 53.87% 50.41% Adjusted tangible efficiency ratio(1) 52.96% 55.64% 55.50% 53.43% 49.98% ROAA(2) 1.34% 1.40% 1.22% 1.26% 1.39% Adjusted ROAA(1)(2) 1.33% 1.44% 1.19% 1.27% 1.39% Balance Sheet QoQ Growth Total loans —% 3% 2% 3% 3% Total deposits 1% 4% (2)% 1% (3)% Credit Quality NPA ratio 0.45% 0.40% 0.40% 0.33% 0.32% NCO ratio(2) 0.22% 0.11% 0.19% 0.16% 0.04% Capital Common shares outstanding(3) 145,484 145,010 145,335 145,358 145,443 Leverage ratio 8.78% 8.72% 8.87% 9.03% 9.04% Tangible common equity ratio(1) 7.68% 7.52% 6.80% 6.26% 5.52% Quarterly Highlights Trend (1) Non-GAAP financial measure; see applicable reconciliation; (2) Annualized; (3) In thousands; (4) Preliminary. (4) ©2022 Synovus. All Rights Reserved. 23 23

Condensed Income Statement ($ in thousands, except per share data) 3Q22 2Q22 3Q21 Net interest income $477,919 $425,388 $384,917 Non-interest revenue 104,298 97,266 114,955 Non-interest expense 294,010 282,051 267,032 Provision for (reversal of) credit losses 25,581 12,688 (7,868) Income before income taxes $262,626 $227,915 $240,708 Income tax expense 59,582 49,863 53,935 Preferred stock dividends 8,291 8,291 8,291 Net income available to common shareholders $194,753 $169,761 $178,482 Weighted average common shares outstanding, diluted 146,418 146,315 147,701 Net income per common share, diluted $1.33 $1.16 $1.21 24

($ in thousands, except per share data) 3Q22 2Q22 3Q21 Net income available to common shareholders $194,753 $169,761 $178,482 Add/subtract: Restructuring charges 956 (1,850) 319 Add/subtract: Investment securities losses (gains), net — — (962) Add: Valuation adjustment to Visa derivative — 3,500 — Add: Earnout liability adjustments — — (243) Add/subtract: Tax effect of adjustments(1) (228) (393) 164 Adjusted net income available to common shareholders $195,481 $171,018 $177,760 Weighted average common shares outstanding, diluted 146,418 146,315 147,701 Net income per common share, diluted $1.33 $1.16 $1.21 Adjusted net income per common share, diluted $1.34 $1.17 $1.20 Non-GAAP Financial Measures (1) An assumed marginal tax rate of 23.8% for 2022 and 25.3% for 2021 was applied. 25

Non-GAAP Financial Measures, Continued ($ in thousands) 3Q21 4Q21 1Q22 2Q22 3Q22 Net income $186,773 $200,401 $171,037 $178,052 $203,044 Add/subtract: Earnout liability adjustments (243) — — — — Add/subtract: Restructuring charges 319 5,958 (6,424) (1,850) 956 Add: Valuation adjustment to Visa derivative — 2,656 — 3,500 — Add: Loss on early extinguishment of debt — — 677 — — Add/subtract: Investment securities losses (gains), net (962) (230) — — — Add/subtract: Tax effect of adjustments(1) 164 (2,121) 1,369 (393) (228) Adjusted net income $186,051 $206,664 $166,659 $179,309 $203,772 Net income annualized $741,002 $795,069 $693,650 $714,165 $805,555 Adjusted net income annualized $738,137 $819,917 $675,895 $719,206 $808,443 Total average assets $55,326,260 $56,911,929 $56,855,898 $56,536,940 $58,055,979 Return on average assets 1.34% 1.40% 1.22% 1.26% 1.39% Adjusted return on average assets 1.33% 1.44% 1.19% 1.27% 1.39% (1) An assumed marginal tax rate of 23.8% for 2022 and 25.3% for 2021 was applied. 26

SYNOVUS

Non-GAAP Financial Measures, Continued

($ in thousands)	3Q22	2Q22	3Q21
Net income available to common shareholders	$194,753	$169,761	$178,482
Add/subtract: Restructuring charges	956	(1,850)	319
Add: Valuation adjustment to Visa derivative	—	3,500	—
Subtract/add: Earnout liability adjustments	—	—	(243)
Add/subtract: Investment securities losses (gains), net	—	—	(962)
Add/subtract: Tax effect of adjustments[1]	(228)	(393)	164
Adjusted net income available to common shareholders	$195,481	$171,018	$177,760
Adjusted net income available to common shareholders annualized	$775,550	$685,951	$705,243
Add: Amortization of intangibles, annualized net of tax	$6,401	$6,471	$7,050
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$781,951	$692,422	$712,293
Net income available to common shareholders annualized	$772,661	$680,910	$708,108
Add: Amortization of intangibles, annualized net of tax	$6,401	$6,471	$7,050
Net income available to common shareholders excluding amortization of intangibles annualized	$779,062	$687,381	$715,158
Total average shareholders' equity less preferred stock	$4,141,516	$4,132,536	$4,734,754
Subtract: Goodwill	$(452,390)	$(452,390)	$(452,390)
Subtract: Other intangible assets, net	$(30,214)	$(32,387)	$(39,109)
Total average tangible shareholders' equity less preferred stock	$3,658,912	$3,647,759	$4,243,255
Return on average common equity	18.66%	16.48%	14.96%
Adjusted return on average common equity	18.73%	16.60%	14.90%
Return on average tangible common equity	**21.29%**	**18.84%**	**16.85%**
Adjusted return on average tangible common equity	**21.37%**	**18.98%**	**16.79%**

(1) An assumed marginal tax rate of 23.8% for 2022 and 25.3% for 2021 was applied.

27

Non-GAAP Financial Measures, Continued ($ in thousands) 3Q22 2Q22 3Q21 Total non-interest revenue $104,298 $97,266 $114,955 Subtract/add: Investment securities (gains) losses, net — — (962) Subtract/add: Fair value adjustment on non-qualified deferred compensation 1,076 3,240 97 Adjusted non-interest revenue $105,374 $100,506 $114,090 28 ($ in thousands) 2021 Net interest income $1,532,947 Add: Tax equivalent adjustment 3,185 FTE net interest income 1,536,132 Total non-interest revenue 450,066 Subtract/add: Investment securities (gains) losses, net 799 Subtract/add: Fair value adjustment on non-qualified deferred compensation (2,816) Adjusted non-interest revenue 448,049 Adjusted revenue 1,984,181 Subtract: PPP revenue 94,733 Adjusted revenue x PPP revenue 1,889,448 Total non-interest expense 1,099,904 Subtract: Earning liability adjustments (507) Subtract: Restructuring charges (7,223) Subtract: Valuation adjustment to Visa derivative (2,656) Subtract/add: Fair value adjustment on non-qualified deferred compensation (2,816) Adjusted non-interest expense 1,086,702 Pre-provision net revenue (PPNR) 883,109 Adjusted PPNR x PPP revenue 802,746

SYNOVUS

Non-GAAP Financial Measures, Continued

($ in thousands)	3Q21	4Q21	1Q22	2Q22	3Q22
Total non-interest expense	$267,032	$295,207	$272,450	$282,051	$294,010
Subtract/add: Earnout liability adjustments	243	—	—	—	—
Subtract/add: Restructuring charges	(319)	(5,958)	6,424	1,850	(956)
Subtract/add: Fair value adjustment on non-qualified deferred compensation	97	(995)	1,295	3,240	1,076
Subtract: Valuation adjustment to Visa derivative	—	(2,656)	—	(3,500)	—
Subtract: Loss on early extinguishment of debt	—	—	(677)	—	—
Adjusted non-interest expense	**$267,053**	**$285,598**	**$279,492**	**$283,641**	**$294,130**
Subtract: Amortization of intangibles	(2,379)	(2,379)	(2,118)	(2,118)	(2,118)
Adjusted tangible non-interest expense	$264,674	$283,219	$277,374	$281,523	$292,012
Net interest income	$384,917	$392,313	$392,248	$425,388	$477,919
Add: Tax equivalent adjustment	736	884	865	960	972
Add: Total non-interest revenue	114,955	117,068	105,334	97,266	104,298
Total TE revenue	$500,608	$510,265	$498,447	$523,614	$583,189
Subtract/add: Investment securities losses (gains), net	(962)	(230)	—	—	—
Subtract/add: Fair value adjustment on non-qualified deferred compensation	97	(995)	1,295	3,240	1,076
Total adjusted revenue	$499,743	$509,040	$499,742	$526,854	$584,265
Efficiency ratio-TE	53.3%	57.9%	54.7%	53.9%	50.4%
Adjusted tangible efficiency ratio	**53.0%**	**55.6%**	**55.5%**	**53.4%**	**50.0%**

29

Non-GAAP Financial Measures, Continued ($ in thousands) 3Q21 4Q21 1Q22 2Q22 3Q22 Total assets $55,509,129 $57,317,226 $56,419,549 $57,382,745 $58,639,522 Subtract: Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (37,975) (35,596) (33,478) (31,360) (29,242) Tangible assets $55,018,764 $56,829,240 $55,933,681 $56,898,995 $58,157,890 Total shareholders’ equity $5,252,802 $5,296,800 $4,824,635 $4,584,438 $4,229,715 Subtract: Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (37,975) (35,596) (33,478) (31,360) (29,242) Subtract: Preferred Stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $4,225,292 $4,271,669 $3,801,622 $3,563,543 $3,210,938 Total shareholders’ equity to total assets ratio 9.46% 9.24% 8.55% 7.99% 7.21% Tangible common equity ratio 7.68% 7.52% 6.80% 6.26% 5.52% 30